DELAWARE VIP® TRUST
Delaware VIP Cash Reserve Series (the “Series”)

Supplement to the Series’ Prospectuses dated April 30, 2009

The changes described immediately below will become effective 60 days after the date of this Supplement.

The following information replaces the first paragraph in the section entitled, “Overview: Delaware VIP Cash Reserve Series – What are the Series’ main investment strategies?”.

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and short-term debt instruments of banks and corporations. We may also invest in securities issued by colleges, universities, endowments, and tax-free municipal money market securities issued by states, U.S. territories and possessions, and the District of Columbia, as well as their political subdivisions and other entities.

The following information is added to the section entitled "How we manage the Series – The securities in which the Series typically invests.".

General obligation bonds
General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit, and taxing power.

How the Series uses them: The Series may invest in general obligation bonds rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

Revenue bonds
Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility or class of facilities.

How the Series uses them: The Series may invest in revenue obligation bonds rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

Tax-free commercial paper
Short-term debt obligations with maturities ranging from 1 to 270 days issued by companies.

How the Series uses it: The Series may invest in tax-free commercial paper rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

The following information replaces “Corporate commercial paper and other corporate obligations” in the section entitled, “How we manage the Series – The securities in which the Series typically invests.”

Corporate commercial paper and other corporate obligations
Short-term debt obligations with maturities ranging from 2 to 270 days, issued by companies, colleges, universities, and endowments.

How the Series uses them: The Series may invest in commercial paper and other corporate obligations rated in one of the two highest ratings categories by at least two nationally recognized statistical rating organizations (NRSROs). The purchase of a security that does not possess those ratings must be approved or ratified by the Board in accordance with the maturity, quality, and diversification conditions with which taxable money market funds must comply.

Please keep this supplement for future reference.

This Supplement is dated December 7, 2009.